Exhibit 10.1

AMENDMENT NO. 4

Dated as of February 11, 2008

to

SECOND AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING

AGREEMENT

and

SECOND AMENDED AND RESTATED RECEIVABLES FUNDING AND

ADMINISTRATION AGREEMENT

THIS AMENDMENT NO. 4 (this “Amendment”) is entered into as of February 12, 2008, with retroactive effect from February 11, 2008 by and among SYNNEX CORPORATION, a Delaware corporation (“Synnex”), individually, and as originator and as servicer (in such capacity, the “Servicer”), SIT FUNDING CORPORATION, a Delaware corporation (the “Borrower”), SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a lender, MANHATTAN ASSET FUNDING COMPANY LLC (“MAFC”), as a lender, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as a lender, as Swing Line Lender (in its capacities as a lender and Swing Line Lender, the “Lender”, and together with SMBC and MAFC, the “Lenders”) and as administrative agent (in such capacity, the “Administrative Agent”), as parties to the Sale Agreement and/or the Funding Agreement, as applicable, each as referred to below. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings given such terms in Annex X to the Sale Agreement and the Funding Agreement.

RECITALS:

WHEREAS, Synnex, individually and as an originator, the Borrower, as buyer, and each of the persons signatory thereto from time to time as originators are parties to that certain Second Amended and Restated Receivables Sale and Servicing Agreement, dated as of February 12, 2007 (as amended by that certain Amendment No. 1 dated August 31, 2007, that certain Amendment No. 2 dated November 30, 2007 and that certain Amendment No. 3 dated November 30, 2007, and as further amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”);

WHEREAS, the Borrower, the Administrative Agent, the Lender and the financial institutions signatory thereto from time to time as lenders are parties to that certain Second Amended and Restated Receivables Funding and Administration Agreement, dated as of February 12, 2007 (as amended by that certain Amendment No. 1 dated May 8, 2007, that certain Amendment No. 2 dated November 30, 2007 and that certain Amendment No. 3 dated November 30, 2007 and as further amended, restated, supplemented or otherwise modified from time to time, the “Funding Agreement”);

WHEREAS, many of the defined terms used in the Sale Agreement and the Funding Agreement are set forth in Annex X attached thereto (“Annex X”); and

WHEREAS, to provide for increased debt amortization, Servicer has requested that Buyer and Administrative Agent agree to amend the minimum Fixed Charge Coverage Ratio set forth in paragraph (b) of Annex Z;

WHEREAS, the Borrower has requested that the Lenders provide an Incremental Commitment of $50,000,000 pursuant to Section 2.02(d) of the Funding Agreement;

WHEREAS, the parties hereto desire to amend Annex X, the Sale Agreement and the Funding Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Synnex, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

Section 1. Amendment. As of the Effective Date (as hereafter defined), and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the parties hereto agree as follows:

1.1 The Funding Agreement is hereby amended by adding the following sentence at the end of Section 2.03(h):

(a) Notwithstanding anything herein to the contrary, (x) Borrower shall not be required to give prior notice in connection with any repayment that results in the repayment in full of all amounts and liabilities owed to Agent, Lenders and the Affected Parties under the Related Documents which repayment is accompanied by the termination of all Commitments hereunder, and (y) no fee shall be payable under Section 2.10 in connection with a repayment and commitment termination under the foregoing clause (x); provided, that in each case such repayment and termination shall occur on the second Business Day prior to the last Business Day of a calendary month.

1.2 Annex X is hereby amended by adding the following defined term in alphabetical order therein:

(a) “Fourth Amendment” means that certain Amendment No. 4, dated as of February 11, 2008, to the Agreement.

1.3 Paragraph (b) of Annex Z to the Sale Agreement is hereby deleted in its entirety and replaced with the following:

(b) Fixed Charge Coverage Ratio. Servicer, on a consolidated basis with its Subsidiaries shall have for each Rolling Period from and after the Rolling Period ending February 2007, a Fixed Charge Ratio of not less than 1.25 to 1.00.

Section 2. Incremental Commitment. The Borrower has requested that the Lenders provide an Incremental Commitment of $50,000,000 as of the February 11, 2008.

Notwithstanding anything in Section 2.02(d) of the Funding Agreement to the contrary, each Lender hereby agrees to provide its Pro Rata Share of such Incremental Commitment as of February 11, 2008, so long as (a) the Effective Date shall have occurred as of February 12, 2008, and (b) on or prior to the Effective Date the Borrower shall have delivered to the Administrative Agent a certificate executed by an Authorized Officer of the Borrower to the effect that the condition set forth in Section 2.02(d)(z) of the Funding Agreement is satisfied; provided, however, that no Advances under the Incremental Commitment shall be made until (i) the audited financial statements certified without qualification by an independent accounting firm as set forth and required pursuant to Annex 5.02(a) with respect to the Fiscal Year ending November 30, 2007, are delivered to the Lenders, (ii) a certificate executed by the secretary of Borrower shall have been delivered to Lenders certifying and attaching resolutions authorizing such Incremental Commitment, (iii) a legal opinion shall have been delivered with respect to corporate matters relating to such Incremental Commitment in form and substance reasonably acceptable to Administrative Agent, and (iv) a legal opinion of outside counsel shall have been delivered with respect to enforceability matters relating to such Incremental Commitment in form and substance reasonably acceptable to Administrative Agent. This Amendment shall constitute the “Incremental Commitment Agreement” referred to in the Funding Agreement.

Section 3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) when, and only when:

3.1 The Administrative Agent and the Lender shall have received counterparts of this Amendment duly executed by each of the parties hereto; and

3.2 Each of the following conditions shall have been satisfied:

(a) each representation and warranty by the Borrower and Synnex contained in the Sale Agreement (as amended hereby) and Funding Agreement and in each other Related Document shall be true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates solely to an earlier date; and

(b) no Incipient Termination Event or Termination Event hereunder or any “Event of Default” under (and as defined in) the Credit Agreement (as in effect on the date hereof) shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the date hereof.

3.3 The Administrative Agent shall have received a fully executed Amendment No. 8 to the Credit Agreement.

3.4 Such other documents, instruments and agreements as the Administrative Agent may reasonably request have been received by the Administrative Agent.

Section 4. Representations and Warranties. Each of Synnex and the Borrower hereby represents and warrants that this Amendment and each of the Sale Agreement, as amended hereby, and Funding Agreement, constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their respective terms.

Section 5. Reference to and Effect on Related Documents.

5.1 Upon the effectiveness of this Amendment pursuant to Section 3 hereof, on and after the Effective Date, each reference to the Sale Agreement or the Funding Agreement in any of the Related Documents shall mean and be a reference to the Sale Agreement and Funding Agreement, respectively, as amended hereby.

5.2 Except as specifically set forth above, the Sale Agreement and Funding Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

5.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Borrower, the Administrative Agent or the Lender nor constitute a waiver of any provision of any of the Related Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 8. Entire Agreement. This Amendment, taken together with the Sale Agreement and Funding Agreement and all of the other Related Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 10. No Course of Dealing. The Administrative Agent and the Lender have entered into this Amendment on the express understanding with the Borrower and Synnex that in entering into this Amendment, it is not establishing any course of dealing with the Borrower or Synnex. The rights of the Administrative Agent or the Lender to require strict performance with all the terms and conditions of the Sale Agreement and the Funding Agreement as amended by this Amendment and the other Related Documents shall not in any way be impaired by the execution of this Amendment. The Administrative Agent or the Lender shall not be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Administrative Agent or the Lender may require the payment of fees in connection therewith.

Section 11. Waiver of Claims. In consideration for the execution by the Lenders of this Amendment, the Borrower hereby waives each and every claim, defense, demand, action and suit of any kind or nature whatsoever against the Lenders and each other Affected Party arising on or prior to the date hereof in connection with the Funding Agreement, any of the Related Documents and the transactions contemplated thereby.

*        *        *

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SYNNEX CORPORATION, individually, and as an Originator and as the Servicer

By:	/s/ Simon Y. Leung
Simon Y. Leung
General Counsel and Corporate Secretary

SIT FUNDING CORPORATION, as Borrower

By:	/s/ Simon Y. Leung
Simon Y. Leung
General Counsel and Corporate Secretary

[Signatures continue on following page]

Signature Page to

AMENDMENT NO. 4 to SECOND AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT and SECOND AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Swing Line Lender

By:	/s/ Allan J. Pagnotta
	Name:	Allan J. Pagnotta
	Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

By:	/s/ Allan J. Pagnotta
	Name:	Allan J. Pagnotta
	Title:	Duly Authorized Signatory

[Signatures continue on following page]

Signature Page to

AMENDMENT NO. 4 to SECOND AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT and SECOND AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT

Consented to and Acknowledged by:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and the SMBC Committed Lender

By:	/s/ Yoshiaki Kageyama
	Name:	Yoshiaki Kageyama
	Title:	Senior Vice President

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Lender and the SMBC Discretionary Lender

By:	MAF RECEIVABLES CORP., its sole member

By:	/s/ Orlando Figueroa
	Name:	Orlando Figueroa
	Title:	President

Signature Page to

AMENDMENT NO. 4 to SECOND AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT and SECOND AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT